TRANSAMERICA SERIES TRUST

Transamerica Asset Allocation—Conservative VP

Transamerica Asset Allocation—Growth VP

Transamerica Asset Allocation—Moderate Growth VP

Transamerica Asset Allocation—Moderate VP

Transamerica International Moderate Growth VP

Supplement to the Prospectus, as supplemented, Summary Prospectuses, and Statement of Additional Information, as amended and restated, of the portfolios indicated above

Transamerica Asset Management, Inc. will assume the responsibility for the day-to-day management of the above-named portfolios. This change is expected to occur on or about April 17, 2012, but may occur sooner.

On the effective date of the change, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectuses and Statement of Additional Information concerning the portfolios:

Investment Adviser:	Portfolio Manager:
Transamerica Asset Management, Inc. (“TAM”)	Todd R. Porter, CFA, Portfolio Manager since 2012. Mr. Porter was a portfolio construction consultant for each portfolio other than International Moderate Growth VP from the portfolio’s inception through 2005, and served as portfolio manager for these portfolios in 2005 and 2006. Mr. Porter served as portfolio manager for International Moderate Growth VP in 2006. Mr. Porter performed these functions when employed by the portfolios’ then consultant or portfolio construction manager, as the case may be.

TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Series Trust. TAM is responsible for the day-to-day management of the following portfolios: Transamerica Asset Allocation—Conservative VP; Transamerica Asset Allocation—Growth VP; Transamerica Asset Allocation—Moderate Growth VP; Transamerica Asset Allocation—Moderate VP; and Transamerica International Moderate Growth VP.

For each of the other portfolios, TAM hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each portfolio’s sub-adviser. The investment adviser also oversees the sub-advisers and monitors the sub-advisers’ buying and selling of portfolio securities and investment performance. TAM is paid investment advisory fees for its service as investment adviser to each portfolio. These fees are calculated on the average daily net assets of the portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd R. Porter, CFA/2012	Portfolio Manager	TAM	Chief Investment Officer – Asset Allocation at TAM since 2012; Chief Investment Officer at Fund Architects, LLC from 2007-2012; Chief Investment Strategist at Morningstar Associates, LLC from 1999-2006; Mutual Fund and Variable Annuity Analyst at Morningstar, Inc. from 1996-1999

Investors Should Retain this Supplement for Future Reference

February 17, 2012